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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




              Date of Report:  January 18, 1996
     Date of earliest event reported:  January 18, 1996




                           SCEcorp
   (Exact name of registrant as specified in its charter)





     CALIFORNIA                1-9936          95-4137452
(State or other jurisdiction of(Commission (I.R.S. employer incorporation or organization) file number) identification no.)




                  2244 Walnut Grove Avenue
                       (P.O. Box 800)
                 Rosemead, California  91770
(Address of principal executive offices, including zip code)




                        818-302-2222
    (Registrant's telephone number, including area code)


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Item 5.  Other Events

      On January 18, 1996, SCEcorp, the parent corporation of Southern California Edison Company (Edison), issued a press release announcing earnings of $1.66 per share, up from $1.52 in the prior year. For 1995, Edison's operating earnings were $1.47 per share, nine cents higher than 1994. A copy of the press release is filed herewith as Exhibit 20.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit
Number                   Description
-------                  -----------

20.1        SCEcorp Announces 1995 Fourth Quarter Earnings


                         SIGNATURES


      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SCEcorp



                                  KENNETH S. STEWART
                            ----------------------------------
                                  KENNETH S. STEWART
                               ASSISTANT GENERAL COUNSEL
                                AND ASSISTANT SECRETARY

January 18, 1996